MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE QUALITY GROWTH FUND

Supplement dated September 1, 2017

to the Prospectus dated December 21, 2016

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This Supplement to the Prospectus (the “Prospectus”) for the Monteagle Quality Growth Fund (the “Fund”), a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Fund dated December 21, 2016 to amend certain information as described below.

Effective September 1, 2017, Howe and Rusling, Inc. (“H&R”) will replace Garcia Hamilton & Associates, L.P. (“Garcia”) as Subadviser of the Fund. Accordingly, all references to Garcia are hereby replaced with H&R. In addition, the following changes to the Fund’s prospectus are effective September 1, 2017:

1.

The Section entitled “Investment Adviser and Sub-Adviser”

Nashville Capital Corporation is the investment adviser to the Fund. Howe and Rusling, Inc. is the investment Sub-adviser to the Fund.

2.

The Section entitled “Portfolio Managers”

•

Robert J. Prorok, Vice President and Senior Portfolio Manager of the Sub-adviser, has managed the Fund since September 2017.

•

Thomas M. Sauer, Equity Analyst, has managed the fund since September 2017.

•

Stefan K. Astheimer, Vice President, Strategy and Research has managed the fund since September 2017.

•

Brett L. Winnefeld, Vice President, Senior Equity Analyst has managed the fund since September 2017.

•

Craig D. Cairns, President and Chief Compliance Officer of the Sub-adviser, has managed the Fund since September 2017.

3.

The Section entitled “MANAGEMENT / Adviser”

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”), 2506 Winford Ave., Nashville, Tennessee 37211 serves as investment adviser to the Fund pursuant to a Management Agreement with Monteagle Funds (the “Trust”). Subject to the general oversight of the Board of Trustees of the Trust (the “Board”), the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of Sub-advisers.

In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to Howe and Rusling, Inc. Nashville Capital was formed in 1986 and, as of August 31, 2016, managed assets of over $128 million.

…

4.

The Section entitled “MANAGEMENT / Sub-adviser/Portfolio Managers”

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Howe and Rusling, Inc. (“H&R”), under which H&R serves as the Fund’s Sub-adviser. The Adviser has retained H&R to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by portfolio managers employed by H&R. H&R is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding H&R and its portfolio managers’ business experience and educational background follow:

Howe and Rusling, Inc. (“H&R”) at 120 East Avenue, Rochester, NY 14604, manages the Fund’s portfolio and has since September 1, 2017. H&R serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. As of August 31, 2016, H&R had approximately $942 million in assets under management.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and H&R is available in the Fund’s annual report for the period ended August 31, 2017.

Portfolio Managers. The Equity Portfolio Management Committee of H&R (the “Equity Committee”) is jointly and primarily responsible for establishing the equity strategy of the Fund, including determining the investments that the Fund will make. The Equity Committee has been managing the Fund since its inception. The Equity Committee is comprised of the following members: Robert J. Prorok, Thomas M. Sauer, Stefan K. Astheimer, Brett L. Winnefeld and Craig D. Cairns. Robert J. Prorok is Chair of the Equity Committee and is primarily responsible for guiding H&R’s overall equity strategy from a macroeconomic level. Thomas M. Sauer, Brett L. Winnefeld, Stefan K. Astheimer and Robert J. Prorok are responsible for selecting investments for the Fund.  Additionally, Thomas M. Sauer is primarily responsible for the day-to-day operational managementof the Fund. Craig Cairns is a voting member of the Equity Committee and is also responsible for reviewing and commenting on H&R’s equity process.

ROBERT J. PROROK serves as Vice President and Senior Portfolio Manager of H&R since January 2009. Mr. Prorok is the Chair of the Equity Committee, and also serves on the H&R Fixed Income Portfolio Management Committee. Bob joined H&R in March 2000 as Vice President and Portfolio Manager. Previously, he was vice president and senior portfolio manager of the Long-Term Asset Management Group at Chase Manhattan Bank in Rochester, where he was responsible for managing a collection of portfolios for corporations, foundations, endowments, and individuals, including as vice president in charge of fixed income management. Bob also has overseen strategic planning for the northwest area of the Roman Catholic Diocese of Rochester, and is a member of a regional school district’s improvement team. He holds an MBA in Finance, a master’s degree in Economics, and a Bachelor’s degree in Economics, all from the State University of New York at Buffalo.

THOMAS M. SAUER serves as an Equity Research Analyst focused on identifying investment opportunities for H&R clients. Prior to joining Howe and Rusling, he worked as a Foreign Exchange Trade Specialist for The Bank of New York Mellon. Tom holds an M.S. in Finance from the Simon School of Business at the University of Rochester.

STEFAN K. ASTHEIMER serves as a Vice President of Strategy and Research and is involved in research and analysis as a member of the co-chair of the Equity Committee.  He is also involved in corporate development.  Prior to joining Howe & Rusling, he worked in algorithmic corporate strategy, and in scientific research within the fields of Materials Science, Photonics, & High Energy Physics.  He holds a degree in Applied Mathematics from Yale University and serves as on the board of the Yale Alumni Corporation of Rochester, the Jordan Health Foundation, Marys Place Refugee Outreach, and on the Advancement committee for the Memorial Art Gallery.

BRETT L. WINNEFELD serves as a Senior Equity Analyst, Brett’s activities focus on identifying investment opportunities in both large and small cap equities. He holds a Bachelor's of Business Administration from Kent State University and is a graduate of the Fisher College of Business at Ohio State University. Brett obtained his CFA designation in 2003 and is a member of the New York Society of Financial Analysts.

CRAIG D. CAIRNS, as the President and Chief Compliance Officer since March 2003, is responsible for the day to day operations and strategic vision for the firm. Craig is the majority owner of H&R and has more than 17 years of investment experience and is also a U.S. Army and Gulf War veteran where he flew Apache helicopters. Craig holds an MBA in Finance from the University of Rochester’s William E. Simon School and a BS in Economics from St. Bonaventure University. Craig serves on the Board of Directors at McQuaid Jesuit High School and is the former Chairman of the board for the Veteran’s Outreach Center and also a former member of the Communis Board for the Diocese of Rochester.

The Fund’s Statement of Additional Information contains further details about the portfolio manager’s compensation, other accounts he manages, and his ownership of Fund shares.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE QUALITY GROWTH FUND

Supplement dated September 1, 2017

to the Statement of Additional Information dated December 21, 2016

____________________________________________________________________________

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated December 21, 2016 and should be read in conjunction with such Statement of Additional Information.

Effective September 1, 2017, Howe and Rusling, Inc. (“H&R”) will replace Garcia Hamilton & Associates, L.P. (“Garcia”) as Subadviser of the Fund. Accordingly, all references to Garcia are hereby replaced with H&R. In addition, the following changes to the Fund’s Statement of Additional Information are effective September 1, 2017:

1.

The Section entitled “SUB-ADVISERS”

To assist the Adviser in carrying out its responsibilities, the Adviser has retained the following Sub-advisers to render advisory services and make daily investment decisions for each Fund pursuant to Sub-Advisory Agreements with the Adviser. The continuance of the Sub-Advisory Agreements must be approved at least annually by the Board or by vote of shareholders of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

PARKWAY ADVISORS, LP ("PARKWAY"), located in Abilene, Texas, subadvises the portfolio of the Monteagle Select Value Fund. Parkway has been registered with the SEC as an investment adviser since May 16, 2001. As of August 31, 2016, Parkway Advisors manages client portfolios with assets in excess of $1.83 billion. Theron R. Holladay is President and a Principal of PARKWAY. Chad B. Hoes is a Portfolio Manager with PARKWAY. They are responsible for management of the portfolio. Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, own PARKWAY, a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other subsidiary companies. Its operations are divided among companies involved in real estate, aviation, capital ventures and the like. None of the affiliate companies or holding company participates in the day-to-day management or the investment process of PARKWAY. Nashville Capital pays PARKWAY a sub-advisory fee equal to 0.50% per annum of the Fund's average daily net assets.

ROBINSON INVESTMENT GROUP, INC. ("ROBINSON"), located in Brentwood, Tennessee, subadvises the portfolio of the Monteagle Value Fund. The firm was founded in 1996 by Russell L. Robinson and, as of August 31, 2016, managed assets of approximately $110 million for individuals, financial institutions, pension plans, corporations and other business entities. Russell Robinson may be deemed to control Robinson due to his position as President, owner and founder. Nashville Capital pays Robinson a sub-advisory fee equal to 0.50% (prior to March 1, 2012, 0.60%) per annum of the Fund's average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

HOWE AND RUSLING, INC. ("H&R"), located in Rochester, New York, subadvises the portfolios of the Monteagle Fixed Income Fund and the Monteagle Quality Growth Fund. The firm was founded in 1930 and, as of August 31, 2016, H&R managed assets of approximately $942 million for individuals, retirement plans, corporate and non-profit endowments. Craig D. Cairns may be deemed to control H&R due to his position as President, Chairman and shareholder. For the Monteagle Fixed Income Fund, Nashville Capital pays H&R a sub-advisory fee equal to 0.30% per annum of the Fund's average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million. For the Monteagle Quality Growth Fund, Nashville Capital pays H&R a sub-advisory fee equal to 0.30% of the Fund's average daily net assets.

…

2.

The Section entitled “PORTFOLIO MANAGERS”

…

Monteagle Quality Growth Fund

Robert J. Prorok, Thomas M. Sauer, Stefan K. Astheimer, Brett M. Winnefeld and Craig D. Cairns of H&R are jointly and primarily responsible for the day-to-day management of the Monteagle Quality Growth Fund. As of September 1, 2017, each portfolio manager was responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Robert J. Prorok	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 334	$244 million	0	$0
Thomas M. Sauer	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
Stefan K. Astheimer	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0 million	0	$0
Brett L. Winnefeld	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0 million	0	$0
Craig D. Cairns	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 330	$202 million	0	$0

Each portfolio manager is compensated by H&R. Mr. Winnefeld and Mr. Sauer are compensated with a fixed salary and quarterly bonuses and an annual bonus depending on the performance of their stock picks and the performance of the overall team against different benchmarks.  Mr. Astheimer receives a fixed salary and quarterly bonuses and an annual bonus depending on the performance of his stock picks and the performance of the overall team.  Mr. Prorok is a Senior Portfolio Manager and also serves as Chair of H&R's Fixed Income and Equity Investment Committees. He receives a percentage of the fees earned on all accounts that he manages (not including the subadvisory fee received by H&R with respect to the Monteagle Quality Growth Fund) and a bonus based on performance of H&R's equity investments. Mr. Cairns' compensation consists of a fixed salary and discretionary bonus not based on fund performance, a portion of which relates to the quality of research contributions to H&R.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Please retain this Supplement for future reference.